Exhibit 23.3
                           CONSENT OF DIRECTOR NOMINEE

The undersigned hereby consents to be named in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2 as a director nominee of the Company.



/S/ IRVING B. KROLL
 ..............................
         Irving B. Kroll